OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
SEMIANNUAL REPORT MARCH 31, 1997

[PHOTO]

"WE NEED OUR
MONEY TO WORK
HARD AND WE
NEED TO FEEL
COMFORTABLE
ABOUT HOW
IT'S INVESTED."

[OPPENHEIMERFUNDS LOGO]

OPPENHEIMERFUNDS
THE RIGHT WAY TO INVEST

THIS FUND IS FOR PEOPLE WHO WANT HIGH RETURN
POTENTIAL WITHOUT GIVING UP THE COMFORT OF A
SHORT-TERM INVESTMENT.(1)

                                      NEWS

                              STANDARDIZED YIELDS

For the 30 Days Ended 3/31/97:(5)

Class A

6.19%

Class B

5.66%

Class C

6.65%

"THE FUND'S CLASS A SHARES ARE RANKED **** BY MORNINGSTAR MUTUAL FUNDS AMONG 1,172 (3-YEAR), 630 (5-YEAR) AND 258 (10-YEAR) TAXABLE BOND FUNDS FOR THE COMBINED 3-, 5- AND 10-YEAR PERIODS ENDED 3/31/97.(6)

HOW YOUR FUND IS MANAGED

Oppenheimer Limited-Term Government Fund seeks high current return by investing in a portfolio of fixed income securities, with an emphasis on securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and mortgage-backed securities. The Fund also invests in collateralized mortgage obligations and mortgage-backed stripped securities.(2) The Fund is designed to offer a greater degree of stability than longer-term fixed income investments because it intends to maintain an average effective portfolio duration of not more than three years under normal conditions.

PERFORMANCE

Total returns for the six months ended 3/31/97 were 2.83% for Class A shares, 2.45% for Class B shares and 2.46% for Class C shares, without deducting sales charges.(3)

         Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 3/31/97 were 1.88%, 5.46% and 7.12%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 5/3/93 were 0.84% and 3.91%, respectively. For Class C shares, average annual total returns for the 1-year period ended 3/31/97 and since inception on 2/1/95 were 3.80% and 5.87%, respectively.(4)

OUTLOOK

We believe this is an opportune time for the bond market. If the economic scenario continues as it is today, with moderate growth and low inflation, bond investments should thrive.

                                                     David Rosenberg, Portfolio
                                                         Manager March 31, 1997


Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. The Fund may be more volatile than certain short-term investments and may not have the return potential of longer-term investments.

2. These securities involve risks from early prepayment of underlying mortgages that can affect the Fund's income and principal value.

3. Includes change in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

4. Class A returns include the current maximum initial sales charge of 3.50%. Prior to 2/1/94, the maximum Class A sales charge was higher, and actual account performance would have been less. Class B returns include the applicable contingent deferred sales charge of 4% (1 year) and 2% (since inception). Class C returns include the 1% contingent deferred sales charge for the 1-year result. The Fund's investment policy of limiting average portfolio duration was adopted on 5/1/94, and the Fund had a different adviser prior to 4/7/90. An explanation of the different total returns is in the Fund's prospectus. Class B and Class C shares are subject to an annual 0.75% asset-based sales charge.

5. Standardized yield is based on net investment income for the 30-day period ended 3/31/97. Falling net asset values will tend to artificially raise yields.

6. Source: Morningstar Mutual Funds, 3/31/97. Morningstar Inc. ranks mutual funds in broad investment classes, based on risk-adjusted investment return after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. The top 10%: 5 stars. Next 22.5%: 4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares are ranked 3 stars (3-year), 4 stars (5-year) and 4 stars (10-year), weighted 20%/30%/50%, respectively, and 3 stars (1-year) among 1,696 funds.

2        Oppenheimer Limited-Term Government Fund

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Limited-Term
Government Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Limited-Term
Government Fund

DEAR SHAREHOLDER,

As we enter the second quarter, we are optimistic regarding the prospects for fixed income investors who maintain a long-term perspective. While U.S. economic policy makers face a considerable challenge in 1997, maintaining the delicate balance between moderate growth and low inflation, we believe current political and economic stability creates a favorable environment for long-term investments. In fact, the current economic trend appears to follow the pattern that emerged in early 1996.

         The similarities between the first few months of 1996 and those of 1997 are striking. In both cases, economic growth was slightly more robust than expected, and many experts were concerned that an overheating economy would generate inflation. On March 18th, as a preemptive move against inflation, Federal Reserve Board Chairman Alan Greenspan raised short-term interest rates by a modest amount. This was the first change in monetary policy since January 1996, and the first increase in short-term interest rates in over two years. Today, it appears this initial interest-rate increase may not be the last, and investors remain concerned about high stock market valuations and the potential re-emergence of inflation.

         At OppenheimerFunds, we are optimistic regarding the long-term expectations for fixed income markets. We maintain that economic growth will not accelerate substantially but should continue at a modest rate. In addition, as investors in general become more realistic about stock market returns, we foresee fixed income investments becoming attractive relative to potentially more volatile investments in equities.

         In the near term, select yield-oriented securities, such as mortgage-backed and foreign securities--particularly those in emerging markets--are well-positioned for producing higher returns and current income. That's because mortgage-backed securities perform well in a rising interest-rate environment, and emerging market securities tend to be less sensitive to U.S. interest-rate and currency movements. Our long-term outlook is that we may see an increase in the demand for U.S. fixed income products which could drive yields lower and make it difficult to maintain today's income stream. However, this increased demand could provide the fixed income investor with enhanced long-term investment opportunities.

         Your portfolio managers discuss the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ JAMES C. SWAIN                              /s/ BRIDGET A. MACASKILL

James C. Swain                                  Bridget A. Macaskill

April 21, 1997

3        Oppenheimer Limited-Term Government Fund

[PHOTO]

Q + A

Q WHAT INVESTMENTS HAVE MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW DID THE FUND PERFORM?

Over the past six months, interest rates have remained relatively stable, creating a more favorable environment for bonds. Oppenheimer Limited-Term Government Fund ended the period in the top quartile of its peer group, ranking 8th out of 95 short-intermediate U.S. government funds, according to Lipper Analytical Services, for the 1-year period ended 3/31/97.(1)

[PHOTO]

WHAT FACTORS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

First, during the last six months, mortgage-backed securities have performed exceptionally well. And because a large portion of our portfolio-more than 70 percent at certain times during the period--was invested in mortgage-backed securities, we were able to profit from these holdings.(2)

         In order to understand the success of mortgage-backed securities, we need to look back at their activity over the past five years. In 1993, when interest rates were at a 20-year low, many homeowners chose to refinance their mortgages, a trend that ultimately created a wave of prepayment risk for investors in mortgage-backed securities. By 1994, rates had stabilized and prepayment risk was not an issue. Because we gained more knowledge each time interest rates fell, we were able to predict the outcome of prepayment risk with a greater degree of certainty. By late 1996--when we had a mini-rally in bonds at the end of the year--and into early 1997, this knowledge helped us quickly adapt to interest-rate declines and respond accordingly.

         The second contributing factor to the Fund's strong performance is low interest-rate volatility. A lesser degree of volatility translates into less interest-rate variability which is highly

1. Source: Lipper Analytical Services, 3/31/97. Oppenheimer Limited-Term Government Fund's Class A shares were 6th out of 48 funds in its category for the 5-year period ended 3/31/97 and 2nd out of 11 funds for the 10-year period ended 3/31/97. Oppenheimer Limited-Term Government Fund is characterized by Lipper as a short-intermediate U.S. government fund. Lipper rankings are based on total return and do not take sales charges into consideration.

2. The Fund's portfolio is subject to change.

4        Oppenheimer Limited-Term Government Fund

FACING PAGE
Top left: David Rosenberg,
Portfolio Manager

Top right: Donna Compert, Member
of Fixed Income Investments Team

Bottom: Len Darling, Executive VP,
Director of Fixed Income Investments

THIS PAGE
Top: Michael Maciolek, Member
of Fixed Income Investments Team

Bottom: David Rosenberg with
Leslie Falconio and Gina Palmieri,
Members of Fixed Income
Investments Team

A MORTGAGE-BACKED SECURITIES HAVE PERFORMED EXCEPTIONALLY WELL.

constructive to our mortgage-backed securities portfolio.

WHAT IS THE AVERAGE DURATION OF THE HOLDINGS IN THIS FUND?

Duration, by definition, is the measure of the portfolio's price sensitivity to changes in interest rates. Oppenheimer Limited-Term Government Fund maintains a duration somewhere between 2 1/2 to 3 years. By staying in this range, we are able to earn a yield that may exceed other short-term investment alternatives.

At the same time, we can build a total return and yield profile from investments that provide higher yield than U.S. Treasuries--such as mortgage-backed securities and collateralized mortgage obli-gations (CMO's).(3)

WHAT ARE YOU CURRENTLY TARGETING?

We plan to maintain an approach designed to maximize yield while minimizing portfolio risk. In addition, we have continued to increase our exposure to mortgage-backed securities in order to add more yield to the Fund.

WHAT IS YOUR OUTLOOK?

We believe this is an opportune time for the bond market. If the economic scenario continues as it is today, with moderate growth and low inflation, bond investments should thrive. On the other hand, should the stock market experience a further correction, interest rates drop and inflation remain low, as we expect it will, bonds are poised to perform well. Given these two positive outcomes, we believe the outlook for government bonds remains very optimistic.

[PHOTO]

[PHOTO]

3. These securities involve risks from early prepayment of underlying mortgages that can affect the Fund's income and principal value.

5        Oppenheimer Limited-Term Government Fund

STATEMENT OF INVESTMENTS   March 31, 1997 (Unaudited)

                                                                                                  FACE                MARKET VALUE
                                                                                                  AMOUNT              SEE NOTE 1
==================================================================================================================================
MORTGAGE-BACKED OBLIGATIONS--78.1%
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--78.1%
----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--64.7%
       Federal Home Loan Mortgage Corp.:
       Principal-Only Stripped Mtg.-Backed Security, Trust 179, 3.954%, 9/1/26(1)                 $  6,936,770        $  4,542,501
       Collateralized Mtg. Obligations, Gtd. Multiclass Mtg.
       Participation Certificates:
       Series 1060, Cl. D, 8.20%, 7/15/19                                                              202,350             202,919
       Series 1065, Cl. H, 8.50%, 10/15/19                                                           5,567,344           5,621,237
       Series 1092, Cl. K, 8.50%, 6/15/21                                                           16,000,000          16,575,000
       Series 1097, Cl. L, 8.60%, 2/15/06                                                            2,443,670           2,476,489
       Series 1252, Cl. J, 8%, 5/15/22                                                               7,000,000           7,032,812
       Series 1343, Cl. LA, 8%, 8/15/22                                                              9,100,000           9,182,469
       Series 1360, Cl. PK, 10%, 12/15/20                                                           15,030,000          16,786,556
       Series 1455, Cl. J, 7.50%, 12/15/22                                                          15,000,000          14,784,300
       Series 151, Cl. F, 9%, 5/15/21                                                                2,500,000           2,651,562
       Series 5, Cl. Z, 9%, 5/15/19                                                                  2,904,693           3,024,966
       10%, 8/1/21                                                                                   2,147,563           2,347,555
       10%, 8/1/21                                                                                   1,259,785           1,377,103
       11.50%, 6/1/20                                                                                1,942,933           2,239,230
       11.75%, 1/1/16--4/1/19                                                                        2,950,469           3,386,183
       13%, 8/1/15                                                                                   3,796,971           4,546,873
       9.25%, 11/1/08                                                                                  414,322             434,736
       Interest-Only Stripped Mtg.-Backed Security:
       Trust 177, Cl. B, 13.097%--15.717%, 7/1/26(2)                                               149,833,633          55,859,851
       Trust 179, 16.793%, 9/1/26(2)                                                                 6,936,770           2,443,044
       ---------------------------------------------------------------------------------------------------------------------------
       Federal National Mortgage Assn.:
       11%, 11/1/15--5/15/19                                                                        16,747,606          18,863,763
       11.25%, 6/1/14                                                                                1,444,032           1,612,353
       11.50%, 8/15/13                                                                               1,903,795           2,195,909
       11.75%, 9/1/03--11/1/15                                                                         589,621             661,231
       12%, 1/1/16--4/15/19                                                                          7,401,362           8,609,084
       13%, 8/1/10--12/1/15                                                                          5,455,424           6,532,198
       7%, 8/1/25--2/1/27                                                                           20,442,430          19,551,682
       7.50%, 3/15/12(3)                                                                            29,250,000          29,259,067
       7.50%, 4/25/27(3)                                                                            76,200,000          74,771,250
       7.50%, 6/1/25--8/1/25                                                                        11,432,232          11,234,799
       8.50%, 4/1/27(3)                                                                             19,500,000          19,963,125
       9%, 8/1/19                                                                                      740,458             782,450
       Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
       Investment Conduit Pass-Through Certificates,
       Series 1992-34, Cl. G, 8%, 3/25/22                                                            2,940,000           2,922,536
       Interest-Only Stripped Mtg.-Backed Security, Trust 254, Cl. 2, 14.631%, 1/1/24(2)            18,752,469           6,671,777
       STRIPS, Pass-Through Certificates, Trust 6, Cl. IP, 11.50%, 3/1/09                            2,185,006           2,416,465
       Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
       12.50%, 12/1/15                                                                               3,279,710           3,892,410
       8%, 1/1/23                                                                                      249,322             252,185
       Trust 1989-4, Cl. D, 10%, 2/25/19                                                             6,000,000           6,648,720
       Trust 1990-143, Cl. J, 8.75%, 12/25/20                                                        7,500,000           7,792,950
       Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                          5,000,000           5,442,187
       Trust 1991-169, Cl. PK, 8%, 10/25/21                                                            595,000             607,644

6      Oppenheimer Limited-Term Government Fund

                                                                                                  FACE                MARKET VALUE
                                                                                                  AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED
(CONTINUED)
       Trust 1991-170, Cl. E, 8%, 12/25/06                                                        $  2,500,000        $  2,556,250
       Trust 1992-169, Cl. L, 7%, 9/25/22                                                            5,500,000           5,051,406
       Trust 1995-4, Cl. PC, 8%, 5/25/25                                                             4,806,220           4,866,298
       Principal-Only Stripped Mtg.-Backed Security:
       Trust 148, Cl. G, Zero Coupon, 5.731%, 8/25/23(1)                                             8,891,258           4,920,756
       Trust 267, Cl. 1, Zero Coupon, 0.484%, 10/1/24(1)                                            20,000,357          13,837,748
                                                                                                                      ------------
                                                                                                                       417,431,629

----------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--13.4%
       Government National Mortgage Assn.:
       10.50%, 1/15/16--7/15/21                                                                      2,937,016           3,241,789
       11%, 2/15/98--10/20/19                                                                        7,454,301           8,332,030
       11.50%, 1/15/13--5/15/13                                                                        694,836             791,409
       13%, 2/15/11--9/15/14                                                                            58,493              68,661
       6%, 5/20/27(3)                                                                               49,500,000          49,159,688
       7.50%, 10/15/25--10/15/26                                                                    18,396,894          18,049,341
       8%, 9/15/07                                                                                     140,872             144,322
       8.50%, 9/15/21                                                                                   64,250              66,627
       9.50%, 9/15/17                                                                                  148,925             160,930
       Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
       Investment Conduit Pass-Through Certificates,
       Series 1994-5, Cl. PQ, 7.493%, 7/16/24                                                        6,900,000           6,654,153
                                                                                                                      ------------
                                                                                                                        86,668,950
                                                                                                                      ------------
         Total Mortgage-Backed Obligations (Cost $509,175,624)                                                         504,100,579

==================================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--46.2%
----------------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds:
       8.125%, 8/15/19                                                                                 218,000             239,119
       STRIPS, Zero Coupon, 7.342%, 11/15/21(4)                                                     10,000,000           1,699,149
       STRIPS, Zero Coupon, 6.897%, 8/15/22(4)                                                      19,400,000           3,145,165
       ---------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts.:
       6%, 8/31/97(5)                                                                               99,995,000         100,057,588
       6.375%, 8/15/02                                                                               3,712,000           3,644,723
       6.875%, 3/31/00                                                                               7,840,000           7,893,907
       7.25%, 2/15/98                                                                               63,100,000          63,711,310
       7.50%, 10/31/99--5/15/02                                                                     16,500,000          16,958,453
       7.75%, 12/31/99--1/31/00                                                                     51,780,000          53,284,880
       8%, 5/15/01                                                                                   9,400,000           9,825,942
       8.875%, 11/15/97                                                                             36,000,000          36,641,266
       9.25%, 8/15/98                                                                                1,500,000           1,557,657
                                                                                                                      ------------
       Total U.S. Government Obligations (Cost $302,469,332)                                                           298,659,159
                                                                                                                      ------------

7      Oppenheimer Limited-Term Government Fund

                                                                                                   FACE               MARKET VALUE
                                                                                                   AMOUNT             SEE NOTE 1
==================================================================================================================================
REPURCHASE AGREEMENT--1.9%
----------------------------------------------------------------------------------------------------------------------------------
       Repurchase agreement with Goldman, Sachs & Co., 6.35%,
       dated 3/31/97, to be repurchased at $12,502,205 on 4/1/97, collateralized by U.S. Treasury Nts., 5.875%, 8/15/98,
       with a value of $12,768,427 (Cost $12,500,000)                                              $12,500,000        $ 12,500,000

----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $824,144,956)                                                          126.2%        815,259,738
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                                    (26.2)       (169,356,691)
                                                                                                   -----------        ------------
NET ASSETS                                                                                               100.0%       $645,903,047
                                                                                                   ===========        ============

         1. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

         2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

         3. When-issued security to be delivered and settled after March 31, 1997.

         4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

         5. Securities with an aggregate market value of $2,001,252 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

         See accompanying Notes to Financial Statements.

8      Oppenheimer Limited-Term Government Fund

STATEMENT OF ASSETS AND LIABILITIES   March 31, 1997 (Unaudited)

==================================================================================================================================
ASSETS
       Investments, at value (cost $824,144,956)--see accompanying statement                                          $815,259,738
       ---------------------------------------------------------------------------------------------------------------------------
       Cash                                                                                                                 36,237
       ---------------------------------------------------------------------------------------------------------------------------
       Receivables:
       Investments sold                                                                                                 17,819,375
       Interest and principal paydowns                                                                                   7,622,009
       Shares of beneficial interest sold                                                                                2,848,750
       Daily variation on futures contracts--Note 5                                                                         86,875
       ---------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                 7,425
                                                                                                                      ------------
       Total assets                                                                                                    843,680,409

==================================================================================================================================
LIABILITIES
       Payables and other liabilities:
       Investments purchased on a when issued basis--Note 1                                                            193,155,148
       Shares of beneficial interest redeemed                                                                            3,088,661
       Dividends                                                                                                           944,183
       Distribution and service plan fees                                                                                  390,856
       Transfer and shareholder servicing agent fees                                                                        65,421
       Daily variation on futures contracts--Note 5                                                                          4,828
       Other                                                                                                               128,265
                                                                                                                      ------------
       Total liabilities                                                                                               197,777,362

==================================================================================================================================

NET ASSETS                                                                                                            $645,903,047
                                                                                                                      ============

==================================================================================================================================
COMPOSITION OF
NET ASSETS
       Paid-in capital                                                                                                $667,728,345
       ---------------------------------------------------------------------------------------------------------------------------
       Undistributed net investment income                                                                               1,061,171
       ---------------------------------------------------------------------------------------------------------------------------
       Accumulated net realized loss on investment transactions                                                        (15,178,328)
       ---------------------------------------------------------------------------------------------------------------------------
       Net unrealized depreciation on investments--Notes 3 and 5                                                        (7,708,141)
                                                                                                                      ------------
       Net assets                                                                                                     $645,903,047
                                                                                                                      ============

==================================================================================================================================
NET ASSET VALUE PER SHARE
       Class A Shares:
       Net asset value and redemption price per share (based on net assets
       of $418,769,228 and 41,089,320 shares of beneficial interest outstanding)                                            $10.19
       Maximum offering price per share (net asset value plus sales charge
       of 3.50% of offering price)                                                                                          $10.56

       ---------------------------------------------------------------------------------------------------------------------------
       Class B Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $171,395,555 and 16,819,947 shares of beneficial interest outstanding)                                 $10.19

       ---------------------------------------------------------------------------------------------------------------------------
       Class C Shares:
       Net asset value, redemption price and offering price per share (based on
       net assets of $55,738,264 and 5,476,094 shares of beneficial interest outstanding)                                   $10.18

       See accompanying Notes to Financial Statements.

9      Oppenheimer Limited-Term Government Fund

STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1997 (Unaudited)

==================================================================================================================================
INVESTMENT INCOME
       Interest                                                                                                        $26,452,707

==================================================================================================================================
EXPENSES
       Distribution and service plan fees--Note 4:
       Class A                                                                                                             516,661
       Class B                                                                                                             826,985
       Class C                                                                                                             256,106
       ---------------------------------------------------------------------------------------------------------------------------
       Management fees--Note 4                                                                                           1,407,096
       ---------------------------------------------------------------------------------------------------------------------------
       Transfer and shareholder servicing agent fees--Note 4                                                               347,554
       ---------------------------------------------------------------------------------------------------------------------------
       Shareholder reports                                                                                                 129,639
       ---------------------------------------------------------------------------------------------------------------------------
       Registration and filing fees:
       Class A                                                                                                              70,057
       Class B                                                                                                              20,493
       Class C                                                                                                               6,501
       ---------------------------------------------------------------------------------------------------------------------------
       Custodian fees and expenses                                                                                          62,886
       ---------------------------------------------------------------------------------------------------------------------------
       Legal and auditing fees                                                                                              18,439
       ---------------------------------------------------------------------------------------------------------------------------
       Other                                                                                                                14,936
                                                                                                                      ------------
       Total expenses                                                                                                    3,677,353

==================================================================================================================================
NET INVESTMENT INCOME                                                                                                   22,775,354

==================================================================================================================================
REALIZED AND
UNREALIZED LOSS
       Net realized loss on:
       Investments                                                                                                      (2,152,021)
       Closing of futures contracts                                                                                     (1,219,632)
                                                                                                                      ------------
       Net realized loss                                                                                                (3,371,653)

       ---------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation on investments                                             (2,167,355)
                                                                                                                      ------------
       Net realized and unrealized loss                                                                                 (5,539,008)

==================================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                   $17,236,346
                                                                                                                      ============

       See accompanying Notes to Financial Statements.

10     Oppenheimer Limited-Term Government Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  SIX MONTHS ENDED   YEAR ENDED
                                                                                                  MARCH 31, 1997     SEPTEMBER 30,
                                                                                                  (UNAUDITED)        1996
==================================================================================================================================
OPERATIONS
       Net investment income                                                                      $ 22,775,354       $ 39,979,280
       ---------------------------------------------------------------------------------------------------------------------------
       Net realized loss                                                                            (3,371,653)        (8,479,349)
       ---------------------------------------------------------------------------------------------------------------------------
       Net change in unrealized appreciation or depreciation                                        (2,167,355)        (2,255,816)
                                                                                                  ------------       ------------
       Net increase in net assets resulting from operations                                         17,236,346         29,244,115

==================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS
       Dividends from net investment income:
       Class A                                                                                     (14,943,809)        (26,704,976)
       Class B                                                                                      (5,168,341)         (8,852,431)
       Class C                                                                                      (1,601,847)         (1,884,621)
       ---------------------------------------------------------------------------------------------------------------------------
       Tax return of capital distribution:
       Class A                                                                                              --          (1,369,245)
       Class B                                                                                              --            (503,246)
       Class C                                                                                              --            (142,148)

==================================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS
       Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
       Class A                                                                                     (15,238,144)         97,751,994
       Class B                                                                                      12,009,036          42,090,398
       Class C                                                                                      10,792,522          31,425,681

==================================================================================================================================
NET ASSETS
       Total increase                                                                                3,085,763         161,055,521
       ---------------------------------------------------------------------------------------------------------------------------
       Beginning of period                                                                         642,817,284         481,761,763
                                                                                                  ------------       -------------
       End of period [including undistributed (overdistributed)
       net investment income of $1,061,171 and $(186), respectively]                              $645,903,047       $ 642,817,284
                                                                                                  ============       =============

       See accompanying Notes to Financial Statements.

11     Oppenheimer Limited-Term Government Fund

FINANCIAL HIGHLIGHTS

                                                     CLASS A
                                                     -----------------------------------------------------------------------
                                                     SIX MONTHS
                                                     ENDED
                                                     MARCH 31, 1997          YEAR ENDED SEPTEMBER 30,
                                                     (UNAUDITED)             1996                  1995              1994
============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                        $10.26                 $10.44           $10.40            $11.04
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .38                    .75              .79               .72
Net realized and unrealized gain (loss)                       (.09)                  (.19)             .01              (.64)
                                                          --------               --------         --------          --------
Total income (loss) from investment operations                 .29                    .56              .80               .08

----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                          (.36)                  (.71)            (.76)             (.71)
Tax return of capital distribution                              --                   (.03)              --              (.01)
                                                          --------               --------         --------          --------
Total dividends and distributions to shareholders             (.36)                  (.74)            (.76)             (.72)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $10.19                 $10.26           $10.44            $10.40
                                                          ========               ========         ========          ========

============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                           2.83%                  5.54%            8.03%             0.74%

============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $418,769               $436,889         $346,015          $227,858
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $429,463               $393,727         $274,313          $190,829
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                         7.31%(4)               7.22%            7.64%             6.74%
Expenses                                                      0.89%(4)               0.87%            0.91%             0.99%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                    18.1%                    71%             261%              226%

1. For the period from February 1, 1995 (inception of offering) to September 30, 1995.

2. For the period from May 3, 1993 (inception of offering) to September 30,
1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


12     Oppenheimer Limited-Term Government Fund

                       CLASS B                                                       CLASS C
-------------------    -----------------------------------------------------------   ----------------------------------------
                       SIX MONTHS                                                    SIX MONTHS
                       ENDED                                                         ENDED
                       MARCH 31, 1997   YEAR ENDED SEPTEMBER 30,                     MARCH 31, 1997  YEAR ENDED SEPTEMBER 30,
  1993       1992       (UNAUDITED)     1996        1995       1994      1993(2)      (UNAUDITED)    1996      1995(1)
=============================================================================================================================
  $10.97     $10.75     $10.26          $10.44      $10.41     $11.06    $10.96       $10.25         $10.43            $10.32
-----------------------------------------------------------------------------------------------------------------------------

     .73        .81        .34             .67         .71        .62       .23          .34            .66               .45
     .07        .22       (.09)           (.19)        .01       (.64)      .10         (.09)          (.18)              .10
--------   --------   --------        --------    --------    -------    ------      -------         ------           -------
     .80       1.03        .25             .48         .72       (.02)      .33          .25            .48               .55


    (.73)      (.81)      (.32)           (.63)       (.69)      (.62)     (.23)        (.32)          (.63)             (.44)
      --         --         --            (.03)         --       (.01)       --           --           (.03)               --
--------   --------   --------        --------    --------    -------    ------      -------         ------           -------
    (.73)      (.81)      (.32)           (.66)       (.69)      (.63)     (.23)        (.32)          (.66)             (.44)
-----------------------------------------------------------------------------------------------------------------------------
  $11.04     $10.97     $10.19          $10.26      $10.44     $10.41    $11.06       $10.18         $10.25            $10.43
========   ========   ========        ========    ========    =======    ======      =======         ======           =======

=============================================================================================================================
    7.61%      9.88%      2.45%           4.74%       7.18%    (0.17)%     3.02%        2.46%          4.71%             5.47%

=============================================================================================================================

$178,944   $158,068   $171,396        $160,572    $121,178    $38,877    $5,077      $55,738        $45,356           $14,569
-----------------------------------------------------------------------------------------------------------------------------
$161,318   $160,830   $166,131        $147,017    $ 72,131    $15,801    $2,561      $51,485        $32,349           $ 6,112
-----------------------------------------------------------------------------------------------------------------------------

    6.70%      7.44%      6.56%(4)        6.46%       6.80%      5.91%     4.81%(4)     6.54%(4)       6.34%             6.51%(4)
    1.02%      0.97%      1.64%(4)        1.62%       1.71%      1.79%     1.87%(4)     1.63%(4)       1.64%             1.80%(4)
-----------------------------------------------------------------------------------------------------------------------------
      74%       154%      18.1%             71%        261%       226%       74%        18.1%            71%              261%


4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1997 were $262,358,317 and $118,785,485, respectively. For the years ended September 30, 1995 and 1994, purchases and sales of investment securities included mortgage "dollar-rolls."

See accompanying Notes to Financial Statements.


13  Oppenheimer Limited-Term Government Fund

NOTES TO FINANCIAL STATEMENTS   (Unaudited)


================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

         Oppenheimer Limited-Term Government Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current return and safety of principal primarily through investments in U.S. Government and agency securities. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

         -----------------------------------------------------------------------
         INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

         -----------------------------------------------------------------------
         SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1997, the Fund had entered into outstanding when-issued or forward commitments of $193,155,148.

                 In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

         -----------------------------------------------------------------------
         REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

         -----------------------------------------------------------------------
         ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

         -----------------------------------------------------------------------
         FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

14     Oppenheimer Limited-Term Government Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)
         DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

         -----------------------------------------------------------------------
         CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income
         (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain was recorded by the Fund.

         -----------------------------------------------------------------------
         OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF
   BENEFICIAL INTEREST
       The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                      SIX MONTHS ENDED MARCH 31, 1997          YEAR ENDED SEPTEMBER 30, 1996
                                                      -----------------------------------      -----------------------------
                                                      SHARES                AMOUNT             SHARES          AMOUNT
       ---------------------------------------------------------------------------------------------------------------------
       Class A:
       Sold                                            12,206,888           $ 125,462,224       21,513,142     $ 222,573,075
       Dividends reinvested                             1,091,158              11,217,395        2,005,298        20,746,018
       Redeemed                                       (14,788,474)           (151,917,763)     (14,074,194)     (145,567,099)
                                                      -----------           -------------      -----------     -------------
       Net increase (decrease)                         (1,490,428)          $ (15,238,144)       9,444,246     $  97,751,994
                                                      ===========           =============      ===========     =============

       ---------------------------------------------------------------------------------------------------------------------
       Class B:
       Sold                                             2,909,030           $  29,910,626        7,184,124     $  74,533,887
       Dividends reinvested                               346,499               3,561,456          612,492         6,335,732
       Redeemed                                        (2,086,729)            (21,463,046)      (3,752,397)      (38,779,221)
                                                      -----------           -------------      -----------     -------------
       Net increase                                     1,168,800           $  12,009,036        4,044,219     $  42,090,398
                                                      ===========           =============      ===========     =============

       ---------------------------------------------------------------------------------------------------------------------
       Class C:
       Sold                                             2,070,882           $  21,268,687        3,837,630     $  39,749,107
       Dividends reinvested                               123,200               1,264,520          153,531         1,583,682
       Redeemed                                        (1,143,527)            (11,740,685)        (962,267)       (9,907,108)
                                                      -----------           -------------      -----------     -------------
       Net increase                                     1,050,555           $  10,792,522        3,028,894     $  31,425,681
                                                      ===========           =============      ===========     =============

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

       At March 31, 1997, net unrealized depreciation on investments and options written of $8,885,218 was composed of gross appreciation of $4,055,089, and gross depreciation of $12,940,307.

15     Oppenheimer Limited-Term Government Fund

================================================================================
4. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES
         Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on net assets in excess of $500 million.

                 The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.

                 For the six months ended March 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,092,379, of which $380,091 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $784,366 and $199,943, of which $58,926 and $7,790, respectively, was paid to an affiliated broker/dealer. During the six months ended March 31, 1997, OFDI received contingent deferred sales charges of $192,088 and $24,317, respectively, upon redemption of Class B and Class C shares as compensation for sales commissions advanced by OFDI at the time of sale of such shares.

                OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

                 The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1997, OFDI paid $36,917 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                 The Fund has adopted compensation type Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares, as compensation for sales commissions paid from its own resources at the time of sale and associated financing costs. OFDI also receives a service fee of 0.25% per year as compensation for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. Both fees are computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1997, OFDI paid $6,217 and $4,172, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $686,214 and $164,709, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. At March 31, 1997, OFDI had incurred unreimbursed expenses of $4,555,418 for Class B and $806,057 for Class C.

16     Oppenheimer Limited-Term Government Fund

================================================================================
5. FUTURES CONTRACTS
         The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The
         Fund may also buy or write put or call options on these futures contracts.

                 The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

                 Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

                 Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

                 Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                 At March 31, 1997, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                     EXPIRATION        NUMBER OF              VALUATION AS OF       UNREALIZED
                                                     DATE              FUTURES CONTRACTS      MARCH 31, 1997        APPRECIATION
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts., 5-yr.                     6/97               99                    $10,325,391           $     86,624
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts., 2-yr.                     6/97              103                     21,076,375                 62,766
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Nts., 10-yr.                    6/97              203                     21,416,500                202,375
       -------------------------------------------------------------------------------------------------------------------------
       U.S. Treasury Bonds, 30-yr.                   6/97              415                     44,495,781                825,312
                                                                                              -----------           ------------
                                                                                              $97,314,047           $  1,177,077
                                                                                              ===========           ============

17     Oppenheimer Limited-Term Government Fund

OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

================================================================================
OFFICERS AND TRUSTEES
       James C. Swain, Chairman and Chief Executive Officer
       Bridget A. Macaskill, Trustee and President
       Robert G. Avis, Trustee
       William A. Baker, Trustee
       Charles Conrad, Jr., Trustee
       Jon S. Fossel, Trustee
       Sam Freedman, Trustee
       Raymond J. Kalinowski, Trustee
       C. Howard Kast, Trustee
       Robert M. Kirchner, Trustee
       Ned M. Steel, Trustee
       George C. Bowen, Vice President, Treasurer and Assistant Secretary
       Andrew J. Donohue, Vice President and Secretary
       David A. Rosenberg, Vice President
       Robert J. Bishop, Assistant Treasurer
       Scott T. Farrar, Assistant Treasurer
       Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISER
       OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR
       OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT
       OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES
       Citibank, N.A.

================================================================================
INDEPENDENT AUDITORS
       Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL
       Myer, Swanson, Adams & Wolf, P.C.

       The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Limited-Term Government Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Limited-Term Government Fund. For material information concerning the Fund, see the Prospectus.

       Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

18     Oppenheimer Limited-Term Government Fund

OPPENHEIMERFUNDS FAMILY

================================================================================
         OppenheimerFunds offers over 50 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

                 When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed-income investments--with over 3 million shareholder accounts and more than $60 billion under OppenheimerFunds' management and that of our affiliates.

                 At OppenheimerFunds we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial adviser or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

====================================================================================================================================
REAL ASSET FUNDS
         Real Asset Fund                                Gold & Special Minerals Fund

====================================================================================================================================
STOCK FUNDS
         Developing Markets Fund                        Growth Fund
         Global Emerging Growth Fund                    Global Fund
         Enterprise Fund(2)                             Quest Global Value Fund
         International Growth Fund                      Disciplined Value Fund
         Discovery Fund                                 Oppenheimer Fund
         Quest Small Cap Value Fund                     Value Stock Fund
         Capital Appreciation Fund(3)                   Quest Value Fund
         Quest Capital Value Fund

====================================================================================================================================
STOCK & BOND FUNDS
         Main Street Income & Growth Fund               Equity Income Fund
         Quest Opportunity Value Fund                   Disciplined Allocation Fund
         Total Return Fund                              Multiple Strategies Fund(4)
         Quest Growth & Income Value Fund               Strategic Income & Growth Fund
         Global Growth & Income Fund                    Bond Fund for Growth

====================================================================================================================================
BOND FUNDS
         International Bond Fund                        Bond Fund
         High Yield Fund                                U.S. Government Trust
         Champion Income Fund                           Limited-Term Government Fund
         Strategic Income Fund

====================================================================================================================================
MUNICIPAL FUNDS
         California Municipal Fund(5)                   Insured Municipal Fund
         Florida Municipal Fund(5)                      Intermediate Municipal Fund
         New Jersey Municipal Fund(5)
         New York Municipal Fund(5)                     Rochester Division
         Pennsylvania Municipal Fund(5)                 Rochester Fund Municipals
         Municipal Bond Fund                            Limited Term New York Municipal Fund

====================================================================================================================================
MONEY MARKET FUNDS(6)
         Money Market Fund                              Cash Reserves

====================================================================================================================================
LIFESPAN
         Growth Fund                                    Income Fund
         Balanced Fund

       1. Exchange privileges are subject to change or termination. Shares may be exchanged only for shares of the same class of eligible funds.

       2. Effective 4/1/96, the Fund is closed to new investors.

       3. On 12/18/96, the Fund's name was changed from "Target Fund."

       4. On 3/6/97, the Fund's name was changed from "Asset Allocation Fund."

       5. Available only to investors in certain states.

       6. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

       Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

       (C) Copyright 1997 OppenheimerFunds, Inc. All rights reserved.

19     Oppenheimer Limited-Term Government Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-9 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RS0855.001.0397       May 31, 1997

[PHOTO]
Customer Service Representative
OppenheimerFunds Services

"HOW MAY I HELP YOU?"

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMERFUNDS LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

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